UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 9, 2019

CIRCOR INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-14962	04-3477276
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

30 CORPORATE DRIVE, SUITE 200
BURLINGTON, MASSACHUSETTS 01803-4238
(Address of principal executive offices) (Zip Code)

(781) 270-1200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CIR	New York Stock Exchange

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
At the annual meeting of shareholders of CIRCOR International, Inc. (the “Company”) held on May 9, 2019 (the “2019 Annual Meeting”), the Company’s shareholders approved the 2019 Stock Option and Incentive Plan, which had previously been adopted by the Company’s Board of Directors subject to shareholder approval.

The description of the 2019 Stock Option and Incentive Plan contained on pages 60 to 63 of the Company’s 2019 Proxy Statement, filed with the Securities and Exchange Commission on March 29, 2019, is incorporated herein by reference. A complete copy of the 2019 Stock Option and Incentive Plan is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The proposals before the Company's stockholders at the 2019 Annual Meeting, and the results of voting on such proposals, are as provided below.

(i) Election of Directors: the following persons were elected as Class II directors for three year terms, such terms to continue until the Annual Meeting of Stockholders to be held in 2022 and until each such director’s successor is duly elected and qualified or until each such director's earlier resignation or removal:

	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES
Helmuth Ludwig	18,527,130	282,546	549,421
Peter M. Wilver	18,546,445	263,231	549,421

(ii) Ratification of the selection by the Audit Committee of the Company’s Board of Directors of PricewaterhouseCoopers LLP as the Company’s independent auditors for the fiscal year ending December 31, 2019. The voting results for this matter were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
19,320,738	36,930	1,429	—

(iii) Approval of the advisory resolution regarding the compensation of the Company’s named executive officers. The voting results for this matter were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
18,158,786	646,470	4,420	549,421

(iv) Approval of the 2019 Stock Option and Incentive Plan. The voting results for this matter were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
18,429,897	375,812	3,967	549,421

Item 9.01. Financial Statements Exhibits.
(d) Exhibits
Exhibit No.    Description
99.1         2019 Stock Option and Incentive Plan, incorporated herein by reference to Exhibit B to the
Company's Definitive Proxy Statement, filed with the Securities and Exchange Commission on
March 29, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2019	CIRCOR INTERNATIONAL, INC.

/s/ Chadi Chahine
By: Chadi Chahine
Title: Senior Vice President and Chief Financial Officer